497AD PRICING NOTIFICATION

Dated: November 14, 2018

Filed pursuant to Rule 497(a)

Registration File No. 333-227743

Rule 482 ad

NOT FOR DISTRIBUTION IN THE EUROPEAN ECONOMIC AREA OR CANADA.

The following pricing notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the prospectus.

Pricing Notification — Bain Capital Specialty Finance, Inc.

Issuer:

Bain Capital Specialty Finance, Inc. (“BCSF”) is an externally managed specialty finance company focused on lending to middle market companies that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended

Ticker Symbol (Exchange):	BCSF (New York Stock Exchange)

Type of Offering:	Initial Public Offering of Common Stock

Price:	$20.25

Trade Date:	November 15, 2018

Settlement Date:	November 19, 2018

CUSIP No.:	05684B 107

Size of Offering:	7,500,000 shares; $151.875 million

Use of Proceeds:

BCSF expects to use substantially all of the proceeds from this offering, net of expenses, to repay a portion of its outstanding indebtedness under its revolving credit facilities. BCSF intends to use any remaining proceeds to make investments in accordance with its investment objectives and strategies and for general corporate purposes

Over-allotment Option:	15%

Common Stock Outstanding Post-Offering:	51,482,137 (without exercise of the over-allotment option)

Joint Book-Running Managers:	BofA Merrill Lynch; Morgan Stanley; Goldman Sachs & Co. LLC; Citigroup; Credit Suisse; Wells Fargo Securities; Keefe, Bruyette & Woods, a Stifel Company

Co-Managers:	Janney Montgomery Scott; JMP Securities; Academy Securities

A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective. The prospectus for this offering can be accessed without charge at the SEC’s EDGAR service on the SEC website, www.sec.gov. Alternatively, a copy of the prospectus may be obtained from: BofA Merrill Lynch, NC1-004-03-43 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; Morgan Stanley, 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department, or email prospectus@morganstanley.com; Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282, Attn: Prospectus Department, or email prospectus-ny@ny.email.gs.com; or Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, (800) 831-9146.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of BCSF before investing.  The preliminary prospectus, dated November 7, 2018, contains this and other information about BCSF and should be read carefully before investing. The information in the registration statement, preliminary prospectus and herein is not complete and may be changed.

This communication will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction.  Offers of these securities are made only by means of the preliminary prospectus.  The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus.  Any representation to the contrary is a criminal offense.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.